EXHIBIT 10.7

             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


      This Second Amended and Restated Revolving Credit Agreement (this "Agreement"), dated as of September 24, 2004 (but is effective retroactively to August 30, 2004), is by and among AMERICAN HOME MORTGAGE SERVICING, INC. f/k/a Columbia National, Incorporated, a Maryland corporation ("AHMS"), AMERICAN HOME MORTGAGE CORP. ("AHMC" and collectively with AHMS, each a "Borrower" and collectively, the "Borrowers") and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

      WHEREAS, AHMS and AHMC and the Bank are parties to an Amended and Restated Revolving Credit Agreement dated as of May 30, 2003, (as amended, the "Existing Credit Agreement");

      WHEREAS, the Borrowers desire that the Bank agree to, and the Bank has agreed to, amend and restate the Existing Credit Agreement pursuant to the terms and conditions of this Agreement.

      NOW THEREFORE, in consideration of the forgoing Recitals and other good and valuable consideration, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

      1.1 Definitions. As used herein, in each exhibit hereto, the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate": with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Authorized Persons": each of those persons named on Exhibit B, as the same may be amended from time to time.

      "Business Day": a day on which the Bank is open for the transaction of business in Minneapolis, Minnesota, and for purposes of determining and changing the Floating LIBOR Rate, on which dealings in Dollars may be carried on by the Bank in the interbank eurodollar market and on which banks are open for business in London, England and New York City.

      "Collateral": the "Collateral" as defined in the Pledge and Security Agreement.

      "Cash Collateral Account": Account number 104755871670 of the Borrowers maintained with the Bank.

      "Commitment": The maximum unpaid principal Advances which may from time to time be outstanding hereunder, being $50,000,000, as the same may be reduced from time to time pursuant to Section 2.3 and, as the context may require, the agreement of the Bank to make Advances to the Borrowers subject to the terms and conditions of this Agreement.

      "Credit Agreement": that certain Credit Agreement dated as of August 30, 2004, among the Borrowers, Bank of America, N.A., as Administrative Agent and Swingline Lender, the Lenders party thereto and certain other parties.

      "Floating LIBOR Rate": With respect to any date of determination, the average offered rate for one month deposits in United States dollars (rounded upward, if necessary, to the nearest 1/16 of 1%), which appears on Telerate page 3750 as of 11:00 A.M., London time (or such other time as of which such rate appears) on such date of determination, or the rate for such deposits determined by the Bank at such time based on such other published service of general application as shall be selected by the Bank for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Bank may determine the rate based on rates at which one month deposits in United States dollars are offered to the Bank in the interbank Eurodollar market at such time for delivery in Immediately Available Funds (rounded upward, if necessary, to the nearest 1/16 of 1%). "Telerate page 3750" means the display designated as such on the Telerate reporting system operated by Telerate System Incorporated (or such other page as may replace page 3750 for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits). For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Floating LIBOR Rate, such interest rate shall change as and when the Floating LIBOR Rate shall change.

      "Immediately Available Funds": funds with good value on the day and in the city in which payment is received.

      "Investment Collateral Account" shall mean the Borrowers' account no. 385000004 maintained with the Bank.

      "Loan Documents": this Agreement, the Notes, the Pledge and Security Agreement and the other documents, certificates, or exhibits executed and delivered by any Borrower under the terms of this Agreement.

      "Maturity Date": the earlier of (i) August 30, 2005, or (ii) the date on which the Bank terminates the Commitment pursuant to Section 6.2 hereof.

      "Note": the executed promissory note, substantially in the form of Exhibit A hereto, dated as of the date of this Agreement, executed by the Borrowers to the order of the Bank in the original principal amount of the highest amount of the Commitment, as the same may be amended, modified or restated from time to time hereafter.

      "Permitted Investments": the following, in each case not subject to any lien, security interest, right of offset, or other encumbrance (except in favor of the Bank): (i) cash, (ii) securities with remaining maturities of 90 days or less issued or fully guaranteed by the United States Government or other securities with remaining maturities of 90 days or less issued or fully guaranteed by any state, political subdivision or taxing authority (provided that such other securities are rated at least A by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.), and (iii) commercial paper with remaining maturities of 90 days or less of a domestic issuer rated as least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc.

      "Person": any natural person, corporation, partnership, joint venture, firm, association, trust, governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Pledge and Security Agreement": the executed Second Amended and Restated Pledge and Security Agreement substantially in the form of Exhibit C hereto, covering, among other things, the Cash Collateral Account, the Investment Collateral Account and the Permitted Investments carried in the Investment Collateral Account, as amended from time to time, and each financing statement and other document required by the Bank to perfect or record its interest thereunder.

      "Subsidiary": any corporation a majority of the shares of the outstanding capital stock of which is owned by any Borrower, either directly or through one or more subsidiaries.

      1.2 Accounting Terms and Calculations. All accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP after the date hereof affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Borrowers and the Bank agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

      1.3 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise mated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

      1.4 Other Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and like references are to this Agreement unless otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." The singular includes the plural and the singular. All incorporation by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and such incorporation shall include all necessary definitions and related provisions from such other agreements but including only amendments thereto agreed to by the Bank, and shall survive any termination of such other agreements until the obligations of the Borrowers under this Agreement and the Note are irrevocably paid in full and the Commitment has been terminated.

                                   ARTICLE II
                             COMMITMENTS OF THE BANK

      2.1 Commitment. Prior to the Maturity Date and subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrowers, jointly and severally and secured by the Collateral, up to the amount of the Commitment in the aggregate outstanding at any time in the form of loans ("Advances"), provided, that the Permitted Investments to which such Advance relate have been credited to the Investment Collateral Account (as defined in the Pledge and Security Agreement), and provided however, that the principal amount of any Advance shall not exceed the purchase price of the Permitted Investments that shall be purchased with the proceeds of such Advance. Within the foregoing limits, and subject to the additional terms and conditions of this Agreement, the Borrowers may from time to time borrow, repay in whole or in part and reborrow, regardless of the cumulative amount of the Advances. The Bank shall not be obligated to make Advances if, after giving effect thereto, any of the foregoing limitations would be exceeded.

      2.2 Use of Proceeds of Advances. The Advances shall be used solely to purchase Permitted Investments, which Permitted Investments will be credited to the Investment Collateral Account and included in the Collateral.

      2.3 Optional Reduction or Termination of Commitment. The Borrowers may, at any time, upon no less than three Business Days' prior written notice to the Bank, reduce the Commitment, with any such reduction in a minimum amount of $1,000,000 or an integral multiple thereof. Upon any reduction in the Commitment pursuant to this Section, the Borrowers shall pay to the Bank the amount, if any, by which the aggregate unpaid principal amount of outstanding Advances exceeds the Commitment as so reduced. Amounts so paid cannot be reborrowed. The Borrowers may, at any time, upon not less than three Business Days' prior written notice to the Bank, terminate the Commitment in its entirety. Upon termination of the Commitment pursuant to this Section, the Borrowers shall pay to the Bank the full amount of all outstanding Advances, all accrued and unpaid interest thereon, and all other unpaid obligations of the Borrowers to the Bank hereunder.

      2.4 Time and Method of Payments. All payments and prepayments by the Borrowers of principal of the Notes shall be made in Immediately Available Funds not later than 12:00 noon (Minneapolis time) on the dates called for under this Agreement at the main office of the Bank in Minneapolis, Minnesota. Funds received after such hour shall be deemed to have been received by the Bank on the next Business Day. The Borrowers hereby authorize the Bank to charge the Cash Collateral Account in an amount equal to any such payment or prepayment when due and payable to the Bank under this Agreement on the date due and agrees to maintain collected funds in such Cash Collateral Account sufficient to make such payments as and when due. If any payment of principal on the Notes becomes due and payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of any interest on such principal payment.

      2.5 Borrowing of Advances. The Borrowers shall give the Bank telephonic notice of each request for an Advance (promptly confirmed in writing) under the Commitment not later than 12:00 noon (Minneapolis time) on the date of the requested Advance, specifying the amount requested; provided, that the Borrowers shall have a reasonable expectation of maintaining Available Balances so that no "Deficiency" (as determined in accordance with Section 2.9) shall exist for such month. Each request for an Advance shall specify the date and the amount of such Advance which shall be in a minimum amount of $100,000. The Bank shall deposit into the

Cash Collateral Account in Immediately Available Funds by not later than 5:00 P.M. (Minneapolis time) on said date the total amount of the Advance or Advances to be made by the Bank. Upon such deposit, the Cash Collateral Account will be debited to purchase the related Permitted Investments and, upon such purchase, such Permitted Investments will be credited to the Investment Account.

      2.6 Note Evidencing Advances. All Advances shall be evidenced by the Note. The date and amount of each Advance may be noted by the Bank on a schedule annexed to the Note or on the Bank's ledgers or computer records. The aggregate amount of Advances made by the Bank under the Note less repayments of principal thereof shall be the principal amount owing and unpaid on the Note. The notations made by a Bank on the schedule annexed to the Note or its ledgers and computer records shall be presumed to be accurate absent manifest error, provided however, that the failure of the Bank to make such notations or to maintain such records shall not affect the validity or enforceability of the Note.

      2.7 Payment and Prepayment of Advances. The Borrowers shall pay the principal of the Note as follows:

            (a) Maturity Date. The entire unpaid principal balance of the Note shall be due and payable on the Maturity Date.

            (b) Mandatory Prepayments. If at any time the aggregate outstanding amount of the Advances exceed the Commitment, reduced as provided in the definition of "Commitment" and as provided in Section 2.3, the Borrowers shall immediately make principal payments of such excess.

            (c) Optional Prepayments. The Borrowers may prepay the Advances, in whole or in part, at any time, without premium or penalty. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment shall be in an amount of $100,000.

      2.8 Interest Rate Applicable to the Notes. The Borrowers will pay the Bank interest on the unpaid principal balance of each Advance from time to time outstanding as follows:

            (a) Before Maturity. Subject to adjustment of the rate of interest applicable to any given month as provided in Section 2.9 the unpaid principal amount of each Advance shall bear interest prior to maturity at a rate of 0.70% per annum.

            (b) After Maturity. Any amount of any Advances not paid when due, whether at the date scheduled therefor or earlier upon acceleration, shall bear interest until paid in full at a rate per annum equal to the Floating LIBOR Rate plus 2.70% per annum.

            (c) Payment of Interest. Except as provided in Section 2.9, interest accrued on the Notes through the last day of each calendar month shall be payable on the first Business Day of the next succeeding calendar month.

            (d) Computation. All interest on the Notes (including any increase or decreases to the rate of interest, as provided in Section 2.9) and interest determinations made for purposes of Section 2.9 shall be computed based on actual days elapsed in a year of 360 days.

      2.9 Adjustment to Interest Rate.

            (a) Maintenance of Balances. The Borrowers shall maintain on deposit in a non-interest bearing account with the Bank for each calendar month for which any Advance is outstanding, Average Daily Available Deposits in an amount (the "Required Available Deposit Amount") equal to the Average Daily Advance Amount for such month divided by the Average Daily Reserve Factor for such month.

            (b) Additional Required Balances. The Borrowers and the Bank may from time to time agree to reduce the interest rate on an agreed portion of an Advance to not less than 0.125% per annum (the mutually agreed reduced rate is called a "Reduced Fixed Rate"). The Borrowers agree to maintain on deposit in a non-interest bearing account with the Bank for each calendar month for which any Reduced Fixed Rate is applicable, Average Daily Available Deposits (the "Additional Required Available Deposit Amount"), in addition to those required under Section 2.9(a), in an amount determined in accordance with the following formula:

                  ARADA     =         ILF         x   360
                                ----------------      ---
                                  ARF  x  ECR          n

      In such formula:

            "ARADA" is the Additional Required Available Deposit Amount.

            "ARF" is the Average Daily Reserve Factor for such month

            "ECR" is the earnings credit rate per annum established by the Bank for non-bearing demand deposits from time to time.

            "ILF" is the interest loss factor, calculated to equal the remainder of (i) the amount of interest that would have accrued on the Advance subject to the Reduced Fixed Rate at the rate provided in Section 2.8(a) for such month, less (ii) the amount of interest that accrued on the such Advance at the Reduced Fixed Rate.

            "n" is the number of days in such month.

            (c) Surpluses and Deficiencies The Bank shall determine for each calendar month the amount of Average Daily Available Deposits and the amount, if any, by which such Average Daily Available Deposits exceeds (a "Deposit Surplus") or is less than (a "Deposit Deficiency") the Total Required Deposits for such month. Any Deposit Surplus or Deposit Deficiency for any month will be carried forward and applied to increase or reduce, as the case may be, Deposit Surpluses or Deposit-Deficiencies determined for subsequent calendar months in the same calendar quarter. Unless the Bank shall otherwise agree with the Borrowers, net Deposit Surpluses shall not be carried forward to succeeding fiscal years. If a net Deposit Deficiency exists for a full calendar quarter, the Borrowers shall pay to the Bank additional interest (in addition to that paid under Section 2.8) equal to the product of (a) such net Deposit Deficiency, times (b) the Average Daily Floating LIBOR Rate for such quarter, times (c) the quotient of (i) the actual number of days in such quarter divided by 3, divided by (ii) 360. The Bank shall notify the Borrowers in writing of the amount of monthly Deposit Surpluses or Deficiencies and of the amount of any Deficiency Fee as soon as practicable after the end of each calendar quarter, and the additional interest within five (5) days after such notice. The Bank's written notice shall be presumed to be correct in the absence of manifest error.

            (c) Additional Definitions. For purposes of this Section 2.9 the following capitalized terms have the following meanings:

            "Available Deposits": at the time of any determination, interest-free collected deposit balances maintained by the Borrowers with the Bank which are not attributed to any other facility or service, in excess of those which the Bank determines to be necessary to support other banking services provided to the Borrowers and to compensate the Bank for costs of insurance of the Federal Deposit Insurance Corporation (or any successor), which services and costs are not covered by cash payments by the Borrowers.

            "Average Daily Available Deposits": with respect to a calendar month, the average daily amount of Available Deposits on deposit with the Bank during such calendar month.

            "Average Daily Floating LIBOR Rate": with respect to a calendar quarter, the average daily Floating LIBOR Rate in effect during such calendar quarter.

            "Average Daily Reserve Factor": with respect to any calendar month, the average daily amount of the Reserve Factor in effect during such month.

            "Average Daily Advance Amount": with respect to any calendar month, the total average daily unpaid principal balance of the Advances outstanding during such calendar month.

            "Reserve Factor": as of any date, a number equal to the number one
            (1) minus the percentage (expressed as a decimal rather than a percentage) stipulated by Regulation D of the Federal Reserve Board as the highest marginal percentage of net demand deposits required to be maintained on reserve by the Bank.

           "Total Required Deposits": the sum, for any calendar month, of the Required Available Deposit Amount and Additional Required Available Deposit Amount for such calendar month.

      2.10 Persons Authorized to Request Advances. Until otherwise directed in writing by an Authorized Person, the Borrowers hereby authorize the Bank, upon receipt of telephonic instructions (confirmed in writing as soon as practicable) from any one of the Authorized

Persons, to make Advances in the amount and type, in each case, designated by such Authorized Person. The list of Authorized Persons may be changed by the Borrowers at any time upon written notice to the Bank. The Bank may assume, and act upon the assumption, that any person giving the Bank instructions hereunder is the person he or she purports to be.

      2.11 Capital Adequacy. If the Bank shall reasonably determine that the application or adoption of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force of law, increases the amount of capital required or expected to be maintained by the Bank or any Person controlling the Bank, and such increase is based upon the existence of the Bank's obligations hereunder and under other commitments of this type, then from time to time, within 10 Business Days after written demand from the Bank, the Borrowers shall pay to the Bank such amount or amounts as will compensate the Bank or such controlling Person, as the case may be, for such increased capital requirement. The Bank's determination of any amount to be paid by the Borrowers under this Section shall take into consideration the policies of the Bank or any Person controlling the Bank with respect to capital adequacy and shall be based upon any reasonable averaging, attribution and allocation methods. A certificate of the Bank setting forth the amount or amounts as shall be necessary to compensate the Bank hereunder shall be deemed conclusive in the absence of manifest error.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

      3.1 Conditions of Initial Advance. The obligation of the Bank to make the initial Advance pursuant to this Agreement shall be subject to the satisfaction of the following conditions precedent, in addition to the applicable conditions precedent set forth in Section 3.2 below, that the Bank shall have received all of the following, in form and substance satisfactory to the Bank, each duly executed and certified or dated the date of the initial Advance or such other date as is satisfactory to the Bank:

            (a) The Note executed by a duly authorized officer (or officers) of the Borrower.

            (b) A copy of the separate corporate resolution of each Borrower authorizing the execution, delivery and performance of the Loan Documents, certified by the Secretary or an Assistant Secretary of such Borrower, together with a certificate of incumbency of officers signing the Loan Documents, and certified copies of the Articles of Incorporation and By-Laws (or the equivalent) of such Borrower.

            (c) A Certificate of Good Standing for each Borrower in the jurisdiction of its incorporation.

            (d) The Pledge and Security Agreement executed by a duly authorized officer (or officers) of the Borrowers.

            (e) An opinion of counsel to the Borrowers, addressed to the Bank, in substantially the form of Exhibit D.

      3.2 Conditions Precedent to all Advances. The obligation of the Bank to make any Advance hereunder (including the initial Advance) shall be subject to the satisfaction of the following conditions precedent (and each request for an Advance shall be deemed a representation by the Borrowers that the following have been satisfied):

            (a) Before and after giving effect to such Advance, the representation and warranties contained in Article IV shall be true and correct, as though made on the date of such Advance; and

            (b) Before and after giving effect to such Advance, no Default or Event of Default (each such term as defined in Article VI) shall have occurred and be continuing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      To induce the Bank to enter into this Agreement, to grant the Commitment and to make the Advances hereunder, each Borrower represents and warrants to the Bank that each of the representations and warranties made by any Borrower in the Credit Agreements are true and correct. For purposes of this incorporation, any reference in the representations and warranties made by any Borrower in the Credit Agreement to "this Agreement", "the Loan Documents", "herein" and similar references shall be deemed to refer to this Agreement, the Note or the Loan Documents, as applicable, and any reference in the Credit Agreement to the "Credit Agent" or the "Lenders" shall be deemed to refer to the Bank.

                                    ARTICLE V
                                    COVENANTS

      From the date of this Agreement and thereafter until the Commitment is terminated or expires and the Advances and all other liabilities of the Borrowers to the Bank hereunder and under the Note have been paid in full, unless the Bank shall otherwise expressly consent in writing, the Borrowers will comply with each of the terms, covenants and agreements set forth in the Credit Agreements, and will supply to the Bank each report and statement required thereunder (except to the extent that it is already supplying such items to the Bank in its capacity as a Lender under the Credit Agreement). For purposes of this incorporation, any reference to "this Agreement", "the Loan Documents", "herein" and similar references shall be deemed to refer to this Agreement, the Note or the Loan Documents, as applicable, and any reference in the Credit Agreement to the "Agent" or the "Lenders" shall be deemed to refer to the Bank.

                                   ARTICLE VI
                         EVENTS OF DEFAULT AND REMEDIES

      6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

            (a) Any Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Note or any fee or other amount required to be made to the Bank pursuant to the Loan Documents;

            (b) Any representation or warranty made or deemed to have been made by or on behalf of any Borrower or any Subsidiary in the Loan Documents or by or on behalf of any Borrower or any Subsidiary in any certificate, statement, report or other writing furnished by or on behalf of any Borrower to the Bank pursuant to the Loan Documents shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed to have been stated or certified;

            (c) Any default or event of default, however denominated, shall have occurred and continued under the Credit Agreement; or

            (d) Any Borrower shall fail to comply with any agreement, covenant, condition, provision or term contained in the Loan Documents (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 6.1) and such failure to comply shall continue for 30 calendar days after notice thereof to the Borrowers by the Bank.

      6.2 Remedies. If (a) any Event of Default that is an automatic Event of Default without action by the Credit Agent or lenders under the Credit Agreement shall occur with respect to any Borrower, the Commitment shall automatically terminate and the outstanding unpaid principal balance of the Note, the accrued interest thereon and all other obligations of the Borrowers to the Bank under the Loan Documents shall automatically become immediately due and payable; or
(b) any other Event of Default shall occur and be continuing, then the Bank may take any or all of the following actions: (i) declare that the Commitment is terminated, whereupon the Commitment shall terminate, (ii) declare that the outstanding unpaid principal balance of the Note, the accrued and unpaid interest thereon and all other obligations of the Borrowers to the Bank under the Loan Documents to be forthwith due and payable, whereupon the Note, all accrued and unpaid interest thereon and all such obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding, (iii) exercise all rights and remedies under any other instrument, document or agreement between any Borrower and the Bank, and (iv) enforce all rights and remedies under any applicable law.

      6.3 Offset. In addition to the remedies set forth above, upon the occurrence of any Event of Default or at any time thereafter while such Event of Default continues, the Bank or any other holder of the Note may offset any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of the Borrowers then or thereafter with the Bank or such other holder, or any obligations of the Bank or such other holder of the Note, against the Indebtedness then owed by the Borrowers to the Bank.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 Waiver and Amendment. No failure on the part of the Bank or the holder of the Note to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Bank hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on the Borrowers not required hereunder or under the Note shall in any event entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Bank or the holder of the Note to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of any provision of the Loan Documents or consent to any departure by any Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank, and then such amendment, modifications, waiver or consent shall be effective only in the specific instances and for the specific purpose for which given.

      7.2 Expenses and Indemnities. Whether or not any Advance is made hereunder, the Borrowers agree to reimburse the Bank upon demand for all reasonable expenses paid or incurred by the Bank (including filing and recording costs and fees, charges and disbursements of outside counsel to the Bank (determined on the basis of such counsel's generally applicable rates, which may be higher than the rates such counsel charges the Bank in certain matters) and/or the allocated costs of in-house counsel incurred from time to time) in connection with the preparation, review, execution, delivery, amendment, modification, interpretation, collection and enforcement of the Loan Documents. The Borrowers agree to pay, and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Loan Documents. The Borrowers agree to indemnify and hold the Bank harmless from any loss or expense which arises or is created by the acceptance of telephonic or other instructions from the Borrowers for making Advances or disbursing the proceeds thereof to the Borrowers. The obligations of the Borrowers under this Section 7.2 shall survive any termination of this Agreement.

      7.3 Notices. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Bank under Article II hereof shall be deemed to have been given only when received by the Bank.

      7.4 Successors. This Agreement shall be binding upon the Borrowers and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Bank and the successors and assigns of the Bank. No Borrower shall assign its rights or duties hereunder without the written consent of the Bank.

      7.5 Participations and Information.

            (a) The Bank may sell participation interests in and assign its interest in any or all of the Advances and in all or any portion of the Commitment to any Person.

            (b) The Bank shall use reasonable efforts to assure that information about the Borrowers and their operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Bank and the Borrower and shall not be divulged to any Person other than the Bank, its affiliates and their respective officers, directors, employees and agents, except: (i) to their attorneys and accountants, (ii) in connection with the enforcement of the rights of the Bank hereunder and under the Loan Documents or otherwise in connection with applicable litigation, (iii) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in
      Section 3(a) hereof, (iv) if such information is generally available to the public other then as a result of disclosure by the Bank, (v) to any direct or indirect contractual counterparty in any hedging arrangement or such contractual counterparty's professional advisor, (vi) to any nationally recognized rating agency that requires information about the Bank's investment portfolio in connection with ratings issued with respect to the Bank, and (vii) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Bank or by any applicable law, rule, regulation or judicial process, the opinion of the Bank's counsel concerning the making of such disclosure to be binding on the parties hereto. Neither the Bank shall incur any liability to the Borrower by reason of any disclosure permitted by this Section.

            (c) The Bank may disclose to any assignee or participant and to any prospective assignee or participant any and all financial information in the Bank's possession concerning the Borrowers or any of their subsidiaries which has been delivered to the Bank by or on behalf of the Borrowers or any of their subsidiaries pursuant to this Agreement or which has been delivered to the Bank by or on behalf of the Borrowers or any of their subsidiaries in connection with the Bank's credit evaluation of the Borrowers or any of their subsidiaries prior to entering into this Agreement, provided that prior to disclosing such information, the Bank shall first obtain the agreement of such prospective assignee or participant to comply with the provisions of Section 3(b) hereof.

      7.6 Severability. Any provision of the Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      7.7 Subsidiary References. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as any Borrower has one or more Subsidiaries.

      7.8 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

      7.9 Entire Agreement. This Agreement and the Note embody the entire agreement and understanding between the Borrowers and the Bank with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

      7.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

      7.11 Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

      7.12 Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS AGREEMENT AND THE NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

      7.13 Waiver of Jury Trial. EACH BORROWER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY -RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      7.14 Reaffirmation of Existing Credit Agreement. Prior to giving effect to
Section 7.15 hereof, the Borrowers hereby reaffirm all of their obligations under the Existing Credit Agreement and the existing promissory note issued thereunder (the "Existing Note") and Borrower confirms to the Bank that such Borrower's obligations under the Existing Credit Agreement and the Existing Note are and continue to be secured by the security interest granted by such Borrower in favor of the Bank under the Pledge and Security Agreement (as defined in the Existing Credit Agreement), and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of each Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Existing Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by such Borrower.

      7.15 Effect of Existing Loan Agreement and Existing Note. After giving effect to Section 7.14 hereof, this Agreement amends and restates, and the Note amends and restates, the Existing Loan Agreement and the Existing Note in their respective entireties, provided that the obligations of the Borrowers incurred under the Existing Loan Agreement and the Existing Note shall continue without duplication under this Agreement and the Note, respectively, and shall not in any circumstances be terminated, extinguished or discharged hereby or thereby but shall hereafter be governed by the terms of this Agreement and the Note, respectively.

      7.16 Joint and Several Liability. The obligations of the Borrowers hereunder and under the other Loan Documents and any other documents executed by it in connection with loans made under this Agreement shall be joint and several; provided that in no event shall the amount payable by any Borrower exceed an aggregate amount equal to the largest amount that would not render such Borrower's obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of comparable state law. If it is at any time determined by a court or governmental authority having competent jurisdiction that any Borrower is liable as a guarantor (and not as a co-obligor or co-borrower) with respect to any portion of the Obligations (with respect to such Borrower, its "Guaranteed Obligations"), such Borrower hereby agrees to the terms set forth on Exhibit E hereto with respect to its Guaranteed Obligations.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above.


                                    AMERICAN HOME MORTGAGE SERVICING, INC.,
                                    f/k/a Columbia National, Incorporated



                                    By:     /s/ Stephen A. Hozie
                                         ---------------------------------------
                                    Title:  EVP & CFO
                                           -------------------------------------
                                    7142 Columbia Gateway Drive
                                    Columbia, MD 21046
                                    Attn.: Treasurer

                                    AMERICAN HOME MORTGAGE CORP.



                                    By:     /s/ Stephen A. Hozie
                                         ---------------------------------------
                                    Title:  EVP & CFO
                                           -------------------------------------
                                    520 Broadhollow Road
                                    Melville, NY 11747
                                    Attn.: Treasurer

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:     /s/ Kathleen M. Connor
                                         ---------------------------------------
                                    Title:  Vice President
                                            ------------------------------------

                                    800 Nicollet Mall
                                    Mail Station BC-MN-H03B
                                    Minneapolis, MN 55402
                                    Attention: Kathleen Connor

                                LIST OF EXHIBITS

Exhibit

      A     Note

      B     Schedule of Authorized Persons

      C     Pledge and Security Agreement

      D     Legal Opinion

      E     Guaranteed Obligations

                                      NOTE


$50,000,000                                              Minneapolis, Minnesota:
                                                              September __, 2004

      FOR VALUE RECEIVED, the undersigned AMERICAN HOME MORTGAGE SERVICING, INC. f/k/a Columbia National, Incorporated, a Maryland corporation and AMERICAN HOME MORTGAGE CORP. (collective, the "Borrowers"), jointly and severally promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), on the Maturity Date, as defined in the Credit Agreement hereinafter referred to, or such earlier date as set forth in such Credit Agreement, the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or if less, the then aggregate unpaid principal amount of the Advances (as such term is defined in the Credit Agreement) as may be borrowed by the Borrowers under the Credit Agreement. All Advances and all payments of principal shall be recorded by the holder in its records which records shall be conclusive evidence of the subject matter thereof, absent manifest error.

      The Borrowers further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

      All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Bank's main office in Minneapolis, Minnesota, or at such other place as may be designated by the Bank to the Borrowers in writing.

      This note is the Note referred to in, and evidences indebtedness incurred under, a Second Amended and Restated Revolving Credit Agreement dated concurrently herewith (herein, as it may be amended, modified or supplemented from time to time, called the "Credit Agreement") between the Borrowers and the Bank, to which Credit Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrowers are permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

      All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

      This Note is made under and governed by the internal laws of the State of Minnesota.


                                    AMERICAN HOME MORTGAGE SERVICING, INC.
                                    f/k/a Columbia National, Incorporated



                                    By:
                                         -------------------------------------

                                    Title:
                                            ----------------------------------


                                    AMERICAN HOME MORTGAGE CORP.



                                    By:
                                         -------------------------------------

                                    Title:
                                            ----------------------------------

                                                                       EXHIBIT B
                                                         TO AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                               AUTHORIZED PERSONS
                               ------------------


       Printed Name                   Title                    Signature
       ------------                   -----                    ---------
1.
2.
3.
4.

                                                                       EXHIBIT D
                                                         TO AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                               Opinion of Counsel


                               September ___, 2004

U.S. Bank National Association
800 Nicollet Mall
Mail Station BC-MN-H03B
Minneapolis, MN 55402
Attention: Kathleen Connor

Ladies/Gentlemen:

      This opinion is delivered to you pursuant to the Second Amended and Restated Revolving Credit Agreement (the "Credit Agreement") dated concurrently herewith entered into among AMERICAN HOME MORTGAGE SERVICING, INC. f/k/a Columbia National Incorporated, and AMERICAN HOME MORTGAGE CORP. (each a "Borrower" and collectively, the "Borrowers") and U.S. Bank National Association (the "Bank"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

      I am the General Counsel to the Borrowers in connection with the preparation, execution and delivery of the Loan Documents. In that connection, I have or a member of my staff working under by supervision has examined such documents as I deemed necessary or appropriate for this opinion. I express no opinion regarding any transactions or any confirmations under any of the Loan Documents or the Loan Documents as supplemented by any transactions or confirmations thereof.

      Based on the foregoing and upon such investigations as I have deemed necessary, I am of the opinion that:

      1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of their respective incorporation, and each is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which its respective present operations or properties require such qualification.

      2. Each Borrower has full corporate power and authority to own and operate its properties and assets, carry on its business as presently conducted, and enter into and perform its obligations under the Loan Documents to which it is a party.

      3. The execution and delivery of the Loan Documents to which a Borrower is a party, the performance by such Borrower of its obligations thereunder, and the borrowing by such Borrower under the Credit Agreement, have been duly authorized by all necessary corporate action, and all of the Loan Documents have been duly executed and delivered on behalf of such Borrower and constitute valid and binding obligations of such Borrower, enforceable in accordance with their respective terms.

      4. There is no provision in any Borrower's organizational documents, nor any provision in any indenture, mortgage, contract or agreement to which any Borrower is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, nor any writ, order or decision of any court or governmental instrumentality binding on such Borrower which would be contravened by the execution and delivery of the Loan Documents to which such Borrower is a party, nor do any of the foregoing prohibit such Borrower's performance of any term, provision, condition, covenant or any other obligation of such Borrower contained therein.

      5. There are no actions, suits or proceedings pending or, to my knowledge after due inquiry, threatened against or affecting any Borrower before any court or arbitrator or by or before any administrative agency or government authority, which, if adversely determined, could constitute an Adverse Event.

      6. Neither the making nor performance of the Loan Documents, nor the borrowing(s) under the Credit Agreement, requires the consent or approval of any governmental instrumentality.

      7. No Borrower a "holding company", a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      8. No Borrower is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      9. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and, to our knowledge after due inquiry, no part of the proceeds of any loan under the Credit Agreement will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

      This opinion is subject to the following additional assumptions, exceptions, qualifications and limitations:

      A. I have assumed that all parties to the Loan Documents other than the Borrowers have all requisite power and authority to execute, deliver and perform their respective obligations under the Loan Documents, and that the Loan Documents have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

      B. My opinion in paragraph 3 above is subject to the qualifications that
(i) the enforceability of the Loan Documents may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Loan Documents and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in any Loan Document to the extent such provisions may be held to be unenforceable as contrary to public policy.

      C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Bank, the Borrowers, and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

      I am admitted to practice in the State of New York, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the Federal laws of the United States of America.

      This opinion is delivered to you for your use in connection with the Credit Agreement and may not be relied upon by any other person (other than your participants and assignees and your bank regulators in the course of their regulatory activities), or by you for any other purpose, without my written consent. This opinion is given as of the date hereof, and I disclaim any obligation to advise you of any change of law that occurs, or any facts of which I become aware, after the date of this opinion. This opinion is limited to those matters expressly set forth, and no opinion is to be inf red or implied beyond the matters expressly so stated.

                                          Very truly yours,

                                                                    EXHIBIT E TO
                                                            AMENDED AND RESTATED
                                                      REVOLVING CREDIT AGREEMENT


                 TERMS WITH RESPECT TO GUARANTEED OBLIGATIONS


      If at any time determined by a court or governmental authority having competent jurisdiction that any Borrower is liable as a guarantor (and not as a co-obligor or co-borrower) with respect to any portion of the Obligations (with respect to such Borrower, its "Guaranteed Obligations"), such Borrower hereby agrees to the terms set forth herein with respect to its Guaranteed Obligations.

      1. Obligations Absolute. No act or thing need occur to establish the liability of any Borrower for its Guaranteed Obligations, and no act or thing, except full payment and discharge of all such Guaranteed Obligations, shall in any way exonerate such Borrower or modify, reduce, limit or release the liability of such Borrower for its Guaranteed Obligations. The obligations of each Borrower for its Guaranteed Obligations shall be absolute, unconditional, and irrevocable, and shall not be subject to any right of setoff or counterclaim by such Borrower.

      2. Continuing Guaranty. Each Borrower shall be liable for its Guaranteed Obligations, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Guaranteed Obligations may be created and continued in any amount without affecting or impairing the liability of such Borrower therefor. No notice of such Guaranteed Obligations already or hereafter contracted or acquired by the Bank, or any renewal or extension of any thereof need be given to such Borrower and none of the foregoing acts shall release such Borrower from liability hereunder. The agreement of each Borrower pursuant to the Loan Agreement with respect to its Guaranteed Obligations is an absolute, unconditional and continuing guaranty of payment of such Guaranteed Obligations and shall continue to be in force and be binding upon such Borrower until such Guaranteed Obligations are paid in full and the Credit Agreement is terminated, and the Bank may continue, at any time and without notice to such Borrower, to extend credit or other financial accommodations and loan monies to or for the benefit of the other Borrower on the faith thereof. Each Borrower hereby waives, to the fullest extent permitted by law, any right they may have to revoke or terminate its guaranty of the Guaranteed Obligations before the Guaranteed Obligations are paid in full and the Loan Agreement is terminated. In the event any Borrower shall have any right under applicable law to otherwise terminate or revoke its guaranty of the Guaranteed Obligations which cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by such Borrower, is actually received by the Bank's officer responsible for such matters. Any notice of termination or revocation described above shall not affect such Borrower's guaranty of the Guaranteed Obligations in relation to (i) any of the Guaranteed Obligations that arose prior to receipt thereof or (ii) any of the Guaranteed Obligations created after receipt thereof, if such Guaranteed Obligations were incurred either through loans by the Bank or letters of credit issued or arranged for by Bank, including, without limitation, advances, readvances or letters of credit in an aggregate outstanding amount not to exceed the aggregate amount of the Commitments as of the time such notice of termination or revocation was received, and/or for the purpose of protecting any collateral, including, but not limited, to all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Bank in connection with the Guaranteed Obligations. If, in reliance on any Borrower's guaranty of its Guaranteed Obligations, the Bank makes loans or other advances to or for the benefit of any other Borrower or takes other action under this Agreement after such aforesaid termination or revocation by the undersigned but prior to the receipt by the Bank of said written notice as set forth above, the rights of the Bank shall be the same as if such termination or revocation had not occurred.

      3. Other Transactions. Whether or not any existing relationship between the Borrowers has been changed or ended, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of other obligations of any Borrower to the Bank, without consent or approval by the other Borrowers and without notice to the other Borrowers, and all such obligations shall be guaranteed by virtue of the Credit Agreement. The liability of each Borrower under the Loan Agreement with respect to the Guaranteed Obligations shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do, omit or suffer from time to time, without notice to or approval by any Borrower): (i) any acceptance of collateral security, other guarantors, accommodation parties or sureties for any or all Guaranteed Obligations; (ii) any one or more extensions or renewals of Guaranteed Obligations (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Guaranteed Obligations; (iii) any waiver or indulgence granted to any other Borrower, any delay or lack of diligence in the enforcement of Guaranteed Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Guaranteed Obligations; (iv) any full or partial release of, settlement with, or agreement not to sue, any other Borrower or any other guarantor or other person liable in respect of any Guaranteed Obligations; (v) any discharge of any evidence of Guaranteed Obligations or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security for Guaranteed Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, ensure, or enforce any collateral security, or any modification, substitution, discharge, impairment or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Guaranteed Obligations or any evidence thereof; (ix) any order of application of any payments or credits upon Guaranteed Obligations; (x) any release of any collateral security for Guaranteed Obligations; (xi) any amendment to or modification of, any agreement between the Bank and any other Borrower, or any waiver of compliance by any other Borrower with the terms thereof; and (xii) any election by the Lender under Section 1111 (b) of the United States Bankruptcy Code.

      4. Waivers of Defenses and Rights. Each Borrower waives any and all defenses, claims and discharges of any other Borrower, or any other obligor, pertaining to the Guaranteed Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, no Borrower will assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to the other Borrower or any other person liable in respect of any Guaranteed Obligations, or any setoff available against the Bank to any other Borrower or any such other person, whether or not on account of a related transaction. Each Borrower expressly agrees that such Borrower shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Guaranteed Obligations, whether or not the liability of or any other obligor for such deficiency is discharged pursuant to statute, judicial decision or contract. Each Borrower waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Guaranteed Obligations. Each Borrower agrees that its liability under the Loan Agreement for the Guaranteed Obligations shall be primary and direct, and that the Bank shall not be required first to resort for payment of the Guaranteed Obligations to any other Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for the Guaranteed Obligations, or to commence any action or obtain any judgment against any other Borrower or against any such collateral security or to pursue any other right or remedy the Bank may have against any other Borrower before enforcing the liability of such Borrower for the Guaranteed Obligations under the Loan Agreement.

      5. Approval of Credit. Each Borrower has, independently and without reliance upon the Bank or their respective directors, officers, agents or employees, and instead in reliance upon information furnished by the other Borrowers and upon such other information as such Borrower deemed appropriate, made its own independent credit analysis and decision to guaranty the obligations of the other Borrowers pursuant to the Loan Agreement.

      6. Waiver of Subrogation. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against any other Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and each Borrower hereby waives any benefit of, and any right to participate in, any security or collateral given to the Bank to secure payment of the Guaranteed Obligations or any other liability of any other Borrower to the Bank. Each Borrower further agrees that any and all claims it may have against any other Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or against any of their respective properties, whether arising by reason of any payment by such Borrower to the Lender pursuant to the provisions hereof or otherwise, is hereby waived.